UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

            Date of Report:                                June 30, 2005
   (Date of earliest event reported)                      (June 28, 2005)


                             Multimedia Games, Inc.
             (Exact name of registrant as specified in its charter)

                                    001-14551
                            (Commission File Number)



                     Texas                                  74-2611034
         (State or other jurisdiction                     (IRS Employer
               of incorporation)                        Identification No.)

     206 Wild Basin Rd., Bldg. B, Suite 400,                   78746
                  Austin, Texas                              (Zip Code)
     (Address of principal executive offices)


       Registrant's telephone number, including area code: (512) 334-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01  Entry into a Material Definitive Agreement.

On June 28, 2005, MGAM Systems, Inc. and Megabingo, Inc. (together, the "Subsidiaries"), each a Delaware corporation and wholly-owned subsidiary of Multimedia Games, Inc., a Texas corporation ("Multimedia Games"), entered into a Sixth Amendment and accompanying Addendum (collectively, the "Amendment") to that certain Loan and Security Agreement, dated as of June 25, 2003, by and between the Subsidiaries and Comerica Bank (the "Bank"), successor by merger to Comerica Bank-California, and as previously amended by that certain First Amendment to Loan and Security Agreement dated as of December 22, 2003, that certain Second Amendment to Loan and Security Agreement dated as of March 4, 2004, that certain Third Amendment to Loan and Security Agreement dated as of October 23, 2004, that certain Fourth Amendment to Loan and Security Agreement dated as of November 23, 2004, and that certain Fifth Amendment to Loan and Security Agreement dated as of December 28, 2004 (as so previously amended, the "Loan Agreement").

The Amendment amends the Loan Agreement to, among other things: (i) increase the aggregate amount of the credit line thereunder from up to $35,000,000 to up to $70,000,000, through the addition of a $35,000,000 reducing, revolving line of credit; (ii) expand the types of investments permitted under the Loan Agreement to include investments by the Subsidiaries in connection with certain agreements to provide financing for casino developments; (iii) amend the interest rates for credit advances thereunder to be based on LIBOR rather then Prime interest rates; and (iv) permit the repurchase of stock from existing cash reserves, in certain instances, without the Bank's prior written consent.

The Subsidiaries are wholly owned by Multimedia Games, and Multimedia Games and MGAM Services, L.L.C., a Delaware limited liability company and wholly-owned subsidiary of Multimedia Games, have entered into a guarantee agreement with the Bank guaranteeing prompt payment of all indebtedness and obligations of the Subsidiaries to the Bank under the Loan Agreement and prompt performance of all other obligations of the Subsidiaries to the Bank under the Loan Agreement. Other than in respect of the Loan Agreement and related agreements and amendments thereto, there are no material relationships among the parties to the Loan Agreement.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         MULTIMEDIA GAMES, INC.



Dated:  June 30, 2005                    By:  /s/ Craig S. Nouis
                                              ----------------------------------
                                              Craig S. Nouis
                                              Chief Financial Officer and
                                              Principal Accounting Officer



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